EXHIBIT 31.02
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO
SECTION 302
OF THE SARBANES-OXLEY ACT OF 2002
I, Thomas J. Smach, certify that:
1.	I have reviewed this Annual Report on Form 10-K/A of Flextronics International Ltd.; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.
Date: July 30, 2007

/s/ Thomas J. Smach
Thomas J. Smach
Chief Financial Officer
Flextronics International Ltd.